UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2012 (April 27, 2012)

BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On April 30, 2012, Barnes & Noble, Inc. (the “Company”) filed a Current Report on Form 8−K (the “Report”) with the Securities and Exchange Commission (the “Commission”) that had, as its Exhibit 10.2,  a commercial agreement (the “Commercial Agreement”) with Microsoft Corporation, a Washington corporation (“Microsoft”),  and as its Exhibit 10.3, an intellectual property license and settlement agreement (the “Settlement and License Agreement”) with Microsoft and Microsoft Licensing GP, a Nevada general partnership. Portions of the Commercial Agreement and the Settlement and License Agreement were redacted based upon a request for confidential treatment filed with the Commission.

This Amendment No. 1 to the Report is made in response to comments received from the Staff of the Commission regarding the Company’s request for confidential treatment of certain provisions of the Commercial Agreement and the  Settlement and License Agreement.  The Company has amended its request for confidential treatment in response to such comments. The Commercial Agreement filed with this amendment as Exhibit 10.2 and the Settlement and License Agreement filed with this amendment as Exhibit 10.3 reflect that amended confidential treatment request and are incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits

(d)         The following exhibits are filed as a part of this Report.

Exhibit No.	Description
10.2	Commercial Agreement dated as of April 27, 2012, between Barnes & Noble, Inc. and Microsoft Corporation.*
10.3	Confidential Settlement and Patent License Agreement dated as of April 27, 2012, among Barnes & Noble, Inc., barnesandnoble.com llc, Microsoft Corporation and Microsoft Licensing GP.*

* Pursuant to a request for confidential treatment, portions of these Exhibits have been redacted from the publicly filed documents and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.,

Date: October 2, 2012	By:	/s/ Eugene V. DeFelice
		Name:	Eugene V. DeFelice
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.2	Commercial Agreement dated as of April 27, 2012, between Barnes & Noble, Inc. and Microsoft Corporation.*
10.3	Confidential Settlement and Patent License Agreement dated as of April 27, 2012, among Barnes & Noble, Inc., barnesandnoble.com llc, Microsoft Corporation and Microsoft Licensing GP.*

* Pursuant to a request for confidential treatment, portions of these Exhibits have been redacted from the publicly filed documents and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.